	STATEMENT TO NOTEHOLDERS

	Household Home Equity Loan Trust 2002-4

	Distribution Number	19
	Beginning Date of Collection Period	01-May-04
	End Date of Collection Period	31-May-04
	Payment Date	21-Jun-04
	Previous Payment Date	20-May-04

	Funds Reconciliation
	Available Funds for Payment including Skip-A-Pay and excluding Premium Amount	27,374,166.76
	Available Payment Amount	27,252,274.26
	Principal Collections	24,886,100.01
	Interest Collections (net of servicing fee)	2,366,174.25
	Collections of Interest (net of servicing fee and principal recoveries)	2,366,174.25
	Servicing Fee	172,784.50
	Principal recoveries	-
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00
	Insured Amounts, if any	0.00

	Payments	27,374,166.76
	Interest Paid to Notes	484,345.92
	Principal Paid to Notes	25,391,594.85
	Servicing Fee	172,784.50
	Ownership Interest	1,325,441.49

	Pool Balance
	Beginning Pool Balance	414,682,790.66
	Principal Collections (including repurchases)	24,886,100.01
	Charge Off Amount	(505,494.84)
	Ending Pool Balance	389,291,195.81

	Collateral Performance
	Cash Yield (% of beginning balance)	7.35%
	Charge off Rate (net of principal recoveries; % of beginning balance)	1.46%
	Net Yield	5.88%
	Cumulative Realized Losses	(2,973,167.40)
	Cumulative Loss Percentage	0.34%

	Delinquent Home Equity Loans
	One Payment principal balance of Home Equity Loans	10,005,639.95
	One Payment number of Home Equity Loans	90
	Two Payments principal balance of Home Equity Loans	2,220,798.17
	Two Payments number of Home Equity Loans	21
	Three Payments + principal balance of Home Equity Loans	13,905,967.28
	Three Payments + number of Home Equity Loans	145
	Three Payment Plus Delinquency Percentage	3.57%
	Three Payment Plus Rolling Average	3.26%

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
	Number of loans purchased or substituted pursuant to 2.04 during the period	57
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	4,749,406
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
	Substitution Adjustment Amounts	-
	Number of Home Equity Loans outstanding (Beginning of Collection Period)	4,431
	Number of Home Equity Loans outstanding (Ending of Collection Period)	4,177
	Principal balance of REO as of the end of the collection period	3,756,015.59
	Number of loans that went into REO during the collection period	11
	Principal balance of loans that went into REO during the collection period	1,421,117.56

	Overcollateralization
	Begin Overcollateralization Amount	84,446,938.45
	Overcollateralization Release Amount	0.00
	Distributable Excess Cashflow	505,494.84
	Additional Principal Reduction Amount	(505,494.84)
	End Overcollateralization Amount	84,446,938.45

	Target Overcollateralization Amount	84,446,938.45
	Interim Overcollateralization Amount	83,941,443.61
	Interim Overcollateralization Deficiency	505,494.84

	Excess Cashflow	1,830,936.33

	Other
	Stepdown	No
	Trigger Event	No
	Event of Default	No
	Master Servicer Termination Event	No
	Total Note Balance as Percent of Total Original Note Principal Amount	36.01%

	Note Principal Amount Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	30.563097
	2. Principal Distribution per $1,000	29.991017
	3. Interest Distribution per $1,000	0.572080

	B. Calculation of Interest Due & Paid
	1. 1 month LIBOR	1.10000%
	2. Formula Rate (1-mo. Libor plus 55 bps)	1.65000%
	3. Available Funds Cap	10.49791%
	4. Note Rate	1.65000%
	5. Days in Accrual Period	32

	6. Current Interest, Interest Carry Forward Amount, and Supplemental Interest Amount Due	484,345.92
	7. Current Interest and Interest Carry forward Amount paid	484,345.92
	8. Supplemental Interest Amount paid	0.00

	9. Unpaid Interest Carry Forward Amount	0.00
	10. Unpaid Supplemental Interest Amount	0.00

	C. Calculation of Note Principal Amount
	1. Note Principal Amount, prior to payments	330,235,852.21
	2. Principal Payment Amount paid	24,886,100.01
	3. Distributable Excess Cashflow paid	505,494.84
	4. Note Principal Amount, after payments	304,844,257.36

	5. Note Principal Amount as a % of the Original Note Principal Amount, after payments	0.3600636
	6. Note Principal Amount as a % of the Pool Balance, after payments	0.7830751

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2002-4

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Master Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of November 14, 2002 (the "Sale and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, Household Home Equity Loan
Trust 2002-2, the Trust, Household Finance Corporation, the Master Servicer and JPMorgan Chase Bank
(as successor to Bank One, National Association) as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	meanings set forth in the Sale and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Master Servicer under the Sale and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Servicing Certificate relates to the Distribution Date occurring on June 21, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Master Servicer has performed in all material respects all its obligations
	under the Sale and Servicing Agreement through the Collection Period
	preceding such Payment Date and that, except as may be noted on the
	Servicing Certificate related to a Trigger Event, no Master Servicer Termination
	has occurred since the prior Determination Date

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 18th day of June, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer

By: /s/ Phil Krupowicz
Title: Servicing Officer